                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549







                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  JULY 17, 1997




                            HUGHES SUPPLY, INC.
            (Exact Name of Registrant as Specified in Charter)


           FLORIDA                        001-08772                            59-0559446
 (State or Other Jurisdiction      (Commission File Number)        (IRS Employer Identification No.)
   of Incorporation)



20 North Orange Avenue,              32801
      Suite 200,                   (Zip Code)
   Orlando, Florida
 (Address of Principal
   Executive Offices)


    Registrant's telephone number, including area code:  (407) 841-4755


                              NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     Hughes Supply, Inc., a Florida corporation (the "Registrant"), has restated its Selected Financial Data to give effect to a three-for-two stock split declared by the Registrant's Board of Directors on May 20, 1997 to shareholders of record as of July 10, 1997. The date of issuance for the additional shares was July 17, 1997. A copy of the restated Selected Financial Data is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

99.1 Selected Financial Data for the fiscal years ended 1997, 1996, 1995, 1994, and 1993.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HUGHES SUPPLY, INC.


Date:  September 19, 1997

                                    By:  /s/ J. Stephen Zepf
                                             J. Stephen Zepf
                                         Treasurer and Chief Financial Officer

                               EXHIBIT INDEX

Exhibit
Number   Description

99.1 Selected Financial Data for the fiscal years ended 1997, 1996, 1995, 1994, and 1993.